Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisitions
11.	Acquisitions
In the fourth quarter of 2020, we completed the acquisitions of A&E Medical Corporation (“A&E Medical”), a sternal closure company, and Relign Corp. (“Relign”), an arthroscopy equipment company (collectively referred to as the “2020 acquisitions”). The 2020 acquisitions were completed primarily to expand our product offerings in the CMFT and sports medicine markets. The total aggregate cash consideration paid in 2020 related to the 2020 acquisitions was $235.7 million. An additional $145.0 million of guaranteed deferred payments were made in 2021 and were included in other current liabilities on the consolidated balance sheet as of December 31, 2020. We assigned a fair value of $23.0 million for potential additional payments as of the acquisition dates related to these acquisitions that are contingent on the respective acquired companies’ future product sales. The estimated fair value of the aggregate contingent payment liabilities was calculated based on the probability of achieving the specified sales growth and discounting to present value the estimated payments.
The goodwill related to the 2020 acquisitions represents the excess of the consideration transferred over the fair value of the net assets acquired. The goodwill related to the 2020 acquisitions is generated from the operational synergies and cross-selling opportunities we expect to achieve from the technologies acquired. None of the goodwill related to these acquisitions is expected to be deductible for tax purposes.
The following table summarizes the aggregate final estimates of fair value of the assets acquired and liabilities assumed related to the 2020 acquisitions (in millions):

Current assets	$30.5
Intangible assets subject to amortization:
Technology	147.9
Trademarks and trade names	1.5
Customer relationships	92.7
Goodwill	172.6
Other assets	5.1

Total assets acquired	450.3

Current liabilities	4.6
Deferred income taxes	42.0

Total liabilities assumed	46.6

Net assets acquired	$403.7

In the year ended December 31, 2021, we adjusted the preliminary fair values that were recognized as of December 31, 2020. The adjustments primarily related to the customer relationships intangible assets and the related deferred income tax liability as we refined our estimates by analyzing historical purchasing patterns of existing customers. The adjustment did not result in a significant change to intangible asset amortization expense recognized in the year ended December 31, 2021 that would have been recognized in the previous period if the adjustment were recognized as of the acquisition date. In addition, we revised our estimates related to net operating loss carryforwards based on updated tax calculations which reduced our deferred income tax liability and goodwill correspondingly. There were no other significant adjustments during the year ended December 31, 2021.
The weighted average amortization period selected for technology, trademarks and trade names, and customer relationships were 13 years, 12 years, and 15 years, respectively.
We have not included pro forma information and certain other information under GAAP for the 2020 acquisitions because they did not have a material impact on our financial position or results of operations.